INVESTMENTS - Schedule of Current and Non-Current Investments (Details) - USD ($) $ in Millions	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Disclosure of detailed information about financial instruments [abstract]
Equity securities at FVPL	$ 10	$ 10	$ 0
Debt securities held at amortized cost	84	109	0
Total investments, current	94	119	0
Debt securities held at amortized cost	41	98	0
Total investments, non-current	41	98	0
Total	$ 135	$ 217	$ 0